UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2015 (March 9, 2015)

TRONOX LIMITED

(Exact name of registrant as specified in its charter)

Western Australia, Australia	1-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza

263 Tresser Boulevard, Suite 1100

Stamford, Connecticut 06901

(Address of principal executive offices, including Zip Code)

(203) 705-3800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 9, 2015, Tronox Limited (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on March 9, 2015, Evolution Escrow Issuer LLC, a special purpose limited liability company organized under the laws of Delaware commenced an offering of senior secured notes. This Form 8-K/A amends the Original Form 8-K to include the consent of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, with respect to the revised consolidated financial statements of the Company as of December 31, 2014, and the consent of Grant Thornton LLP, the Company’s independent registered public accounting firm, with respect to the revised consolidated financial statements of the Company as of December 31, 2013 and for each of the two years in the period ended December 31, 2013, each included as Exhibit 99.3 in such Original Form 8-K. There are no other changes to the Original Form 8-K and the exhibits attached thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Tronox Limited.
23.2	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm for Tronox Limited, for periods prior to 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

	By:	/s/ Richard L. Muglia
Date: April 13, 2015	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Tronox Limited.
23.2	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm for Tronox Limited, for periods prior to 2014.